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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                   CURRENT REPORT PURSUANT SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): JANUARY 28, 2004

                                 TRIMEDYNE, INC.
                          (Exact Name of Registrant as
                            Specified in its Charter)

            NEVADA                                        36-3094439
(State of Other Jurisdiction of                (IRS Employer Identification No.)
Incorporation or Organization)

                        15091 BAKE PKWY, IRVINE CA 92618
                    (Address of Principal Executive Offices)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (949) 951-3800


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous Independent Accountants.

On January 28, 2004, McKennon Wilson & Morgan LLP ("MWM") resigned as independent accountants of Trimedyne, Inc. (the "Company") due to the auditor rotation guidelines provided under the Sarbanes Oxley rules. MWM reported on the Company's financial statements for the year ended September 30, 2003. Their opinion did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The Company's Board of Directors accepted MWM's resignation.

During the Company's most recent full fiscal year ended September 30, 2003, and any subsequent interim period preceding the resignation of MWM, there were no disagreements with MWM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MWM, would have caused them to make reference to the subject matter of such disagreements in connection with their reports; and there were no reportable events, as listed in Item 304
(a)(1)(v) of Regulation S-K.

The Company has provided MWM with a copy of these disclosures. Attached as
Exhibit 16 to this Form 8-K is a copy of MWM's letter, dated February 2, 2004, stating their agreement with such statements.

(b) New Independent Accountants.

The Company engaged Corbin & Co. LLP ("Corbin") to act as its independent auditors, effective January 29, 2004. During the Company's two most recent fiscal years and any subsequent interim period prior to engaging Corbin, the Company has not consulted Corbin regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and Corbin did not provide either a written report or oral advice to the Company that Corbin concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event, each as defined in Item 304 of Regulation S-K. Corbin has not provided due diligence services in connection with proposed and/or consummated investment transactions by the Company and its affiliates.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                              TRIMEDYNE, INC.

Date:  February 3, 2004                       By     /s/ Marvin P. Loeb
                                                     ---------------------------
                                                     Marvin P. Loeb
                                                     Chief Executive Officer


Date:  February 3, 2004                       By     /s/ Jeffrey S. Rudner
                                                     ---------------------------
                                                     Jeffrey S. Rudner
                                                     Chief Accounting Officer



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